UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

ASSET ENTITIES INC.
(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Ct, 7th Floor, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 459-3117
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	ASST	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Asset Entities Inc., a Nevada corporation (the “Company”), entered into a Purchase Agreement, dated as of November 25, 2024 (the “Purchase Agreement”), with Jeff Blue (“Owner”), pursuant to which the Owner granted the Company a 50% ownership interest in the film, TV, streaming, and other media adaptation rights to the literary work entitled “One Step Closer: From Xero to #1: Becoming Linkin Park” (the “Work”) for a payment of $120,000, plus an additional $40,000 for creating a screenplay, with specific milestones for payment. A description of the Purchase Agreement was disclosed in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 2, 2024.

On August 18, 2025, the Company entered into an Assignment and Assumption Agreement, dated as of August 18, 2025 (the “Assignment Agreement”), with Hybrid Assets LLC, a Texas limited liability company (“Hybrid”), and Owner, pursuant to which the Company will assign all of its right, title and interest in, to and under the Purchase Agreement to Hybrid in exchange for Hybrid assuming all duties, liabilities, and obligations of the Company under the Purchase Agreement and Owner releasing the Company from any secondary liability under the Purchase Agreement. The Assignment Agreement contains certain representations and warranties customary for an agreement of this type. In connection with the Assignment Agreement and as additional consideration for the Company’s willingness to assign its rights under the Purchase Agreement, Hybrid is paying the Company an assignment fee of $200,000 pursuant to a separate letter agreement (the “Letter Agreement”) between the Company and Hybrid.

Hybrid is managed by Michael Gaubert, the Company’s Executive Chairman and director, and Matthew Krueger, the Company’s Chief Financial Officer, Treasurer and Secretary. Owner is the Company’s Head of Entertainment.

The foregoing description of the Assignment Agreement and the Letter Agreement does not purport to be complete and is qualified in its entirety by the Assignment Agreement and the Letter Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Assignment and Assumption Agreement dated August 18, 2025, by and among Asset Entities Inc., Hybrid Assets LLC and Jeff Blue
10.2	Letter Agreement dated August 18, 2025, between Asset Entities Inc. and Hybrid Assets LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2025	ASSET ENTITIES INC.

/s/ Arshia Sarkhani
	Name:	Arshia Sarkhani
	Title:	Chief Executive Officer and President

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